SUPPLEMENT TO THE FIDELITY INTERNATIONAL BOND FUNDS
FEBRUARY 28, 1997
PROSPECTUS
   Effective February 27, 1998, the name of Fidelity Global Bond Fund will be changed to Fidelity International Bond Fund and the investment policies of the fund will be changed as described below. The investment objective of the fund will remain the same.
   The following information replaces similar information found on the cover page:
       FIDELITY INTERNATIONAL BOND FUND    seeks high total return by
focusing on foreign debt securities.
   The following information replaces similar information found in "The Funds at a Glance" on page 4:
   INTERNATIONAL BOND
       STRATEGY:    Normally invests in foreign debt securities,
including below investment-grade debt securities.
   The following information replaces the second paragraph of "Who May Want to Invest" on page 4:
   International Bond is designed for those looking for both income and the potential for capital growth, and who can accept the increased risks of international investing. New Markets Income is designed for investors seeking higher income and capital appreciation than International Bond and who are also willing to accept the greater risks and volatility from a focus on emerging market securities.
   The following information replaces the biographical information found in "FMR and Its Affiliates" on page 12:
   John H. Carlson is lead manager of International Bond, which he has managed since February 1998 and Vice President and manager of New Markets Income, which he has managed since June 1995. He also manages other Fidelity funds. Prior to joining Fidelity in 1995, he was executive director of emerging markets at Lehman Brothers International from 1992 through 1995.
   Ian Spreadbury is the manager of the investment-grade developed country assets of International Bond. Mr. Spreadbury is director of fixed-income and a portfolio manager for Fidelity International, Limited (FIL). Prior to joining Fidelity in 1995, Mr. Spreadbury was a senior manager with Legal & General, Limited, from 1981 to 1995.
   Luis Martins is the manager of the emerging markets investments of International Bond, which he has managed since February 1998. Mr. Martins joined Fidelity in 1993 as an analyst. Previously, he worked at the Schlumberger Computer Science Lab in Billerica, Massachusetts from 1990 to 1993.
   The following information replaces similar information found in "Each Fund's Investment Approach" on page 14:
       INTERNATIONAL BOND    seeks high total investment return by
investing in foreign debt securities. Under normal conditions, FMR will invest at least 65% of the fund's total assets in these securities. The fund may invest significantly in emerging markets and non-investment grade issuers. The fund, however, may also invest in convertible securities, warrants, and other securities. Although FMR emphasizes income when selecting the fund's investments, the potential for capital appreciation is also considered.
   The following information replaces similar information found in "Each Fund's Investment Approach" on page 15:
       EACH FUND'S    risk and reward depend on the quality and
maturity of its investments. International Bond normally invests in foreign debt securities of any maturity of both developed and emerging market countries. New Markets Income may invest without limitation in securities of emerging markets and it tends to offer higher income and total return potential, but greater risk. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. These risks may be greater for funds that invest in emerging markets, which can be considered speculative. In addition, New Markets Income may invest more significantly than International Bond in lower-quality debt securities. Lower quality, longer term investments typically offer higher yields, but also carry more risk.
   The following information replaces similar information found in the "RESTRICTIONS" paragraph of "Securities and Investment Practices" on page 17.
   RESTRICTIONS: International Bond Fund currently intends to limit its investment in below investment-grade securities to less than 35% of its assets. A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poors, Duff & Phelps Credit Rating Co., or Fitch Investors Service, L.P., or is unrated but judged by FMR to be of equivalent quality.

   The following information supplements the "Exposure to Emerging Markets" paragraph on page 17.
   RESTRICTIONS: International Bond Fund currently intends to limit its investment in securities of emerging market issuers to less than 35% of its assets.
The following information replaces similar information found in "Charter" on page 12.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
The following information replaces similar information found in "FMR and Its Affiliates" on page 12.
(small solid bullet) Fidelity Investments Japan Ltd. (FIJ), in Tokyo, Japan, serves as a sub-adviser for the funds.